Exhibit 10.4

Execution Version

SUBORDINATION AND INTERCREDITOR AGREEMENT

This SUBORDINATION AND INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified, this “Agreement”) dated as of February 24, 2020 by and among (i) Deerfield Private Design Fund IV, L.P., in its capacity as agent for the Facility Secured Parties (as defined below), including its successors and assigns in such capacity from time to time (“Facility Agent”), (ii) Deerfield ELGX Revolver, LLC, in its capacity as administrative agent for the ABL Secured Parties (as defined below), including its successors and assigns in such capacity from time to time and any “Third Party Agent” (as defined in the below-defined Facility Agreement) during any “Third Party Agent Retention Period” (as defined in the below-defined Facility Agreement) (“ABL Agent,” and together with the Facility Agent, the “First Lien Agents” and each, a “First Lien Agent”), (iii) Wilmington Trust, National Association, a national banking association, in its capacity as collateral agent for itself and the other Second Lien Creditors (as defined below), including its successors and assigns in such capacity from time to time (the “Second Lien Agent”), (iv) PCH Manager Manager Fund, SPC. – Segregated Portfolio 206, Corrib Master Fund, Ltd., NPB Manager Manager Fund, SPC. – Segregated portfolio 107, Long Ball Partner, LLC, LMAP Kappa Limited (“Kappa”), Blackwell Partners-LLC_Series B (“MACK”) and Silverback Opportunistic Credit Master Fund Limited (“SOCMF”), each a Second Lien Creditor, and (iv) Endologix, Inc., a Delaware corporation (“Endologix”).

RECITALS:

WHEREAS, Endologix, certain of the Subsidiaries of Endologix party thereto from time to time as “Loan Parties” (such Subsidiaries, together with Endologix, the “Facility Loan Parties”), the lenders party thereto from time to time (such lenders, together with their successors and assigns, the “Facility Lenders”) and Facility Agent, have entered into that certain Amended and Restated Facility Agreement, dated as of August 9, 2018 (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Facility Agreement”), providing for, among other things, a term loan facility to be available to Endologix thereunder. Capitalized terms used herein and not otherwise defined are used herein as defined in the Facility Agreement;

WHEREAS, Endologix, certain of the Subsidiaries of Endologix party thereto from time to time as “Borrowers” (such Subsidiaries, together with Endologix, the “ABL Borrowers”), the lenders party thereto from time to time (such lenders, together with their successors and assigns, the “ABL Lenders”) and ABL Agent, have entered into that certain Credit Agreement, dated as of August 9, 2018 (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “ABL Agreement”), providing for, among other things, a revolving credit facility to be available to the ABL Borrowers;

WHEREAS, the Facility Agent and the ABL Agent are parties to that certain Intercreditor Agreement, dated as of August 9, 2018, as amended, restated, supplemented or otherwise modified from time to time (the “Intercreditor Agreement”);

WHEREAS, Endologix, Wilmington Trust, National Association, a national banking association, in its capacity as trustee (the “Trustee”), and the Second Lien Agent have entered into the Indenture, dated as of the date hereof (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Second Lien Agreement”), providing for, among other things, the issuance of the 5.0% Voluntary Convertible Senior Secured Notes due 2024 (the “Second Lien Notes”) and the granting by Endologix of certain liens on substantially all of the Collateral (as defined below) under the Junior Lien Security Agreement (as defined below), which Second Lien Notes are being issued in exchange for 3.25% Convertible Notes previously issued by Endologix (the “Exchange”) and more particularly described in that certain Exchange Agreement (as defined below);

WHEREAS, the obligations of Endologix and its applicable Subsidiaries under the Facility Agreement and the other Facility Documents (as defined below) and the ABL Agreement and the other

ABL Documents (as defined below) are secured by Liens (as defined below) on substantially all of the assets of Endologix and such Subsidiaries, including the First Lien Collateral (as defined below);

WHEREAS, the Facility Documents and the ABL Documents provide, among other things, that any ABL Lien shall be pari passu in all respects with any Facility Lien, and any Facility Lien shall be pari passu in all respects with any ABL Lien;

WHEREAS, in order to the induce Facility Agent, the Facility Secured Parties, the ABL Agent and the ABL Secured Parties to consent to the Exchange, Second Lien Agent and each other Second Lien Creditor has agreed to the subordination and intercreditor arrangements and other terms and provisions set forth in this Agreement; and

WHEREAS, pursuant to the terms of the February 2020 Exchange Agreement and Fourth Amendment, the Second Lien Agent, each other Second Lien Creditor and Endologix are required to enter into this Agreement with the First Lien Agents.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions and Interpretation.

1.1 Definitions. The following terms shall have the following meanings in this Agreement:

“ABL Agent” has the meaning assigned to such term in the Preamble to this Agreement.

“ABL Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“ABL Borrowers” has the meaning assigned to such term in the Recitals to this Agreement.

“ABL Collateral” means the “Collateral” (as defined in the ABL Agreement) and all other assets and property pledged (or purported to be pledged) or granted a Lien on (or purported to be granted a Lien on) by the ABL Loan Parties to (and for the benefit of) the ABL Secured Parties under the ABL Documents.

“ABL Documents” means the ABL Agreement, the other “Loan Documents” (as defined in the ABL Agreement) and all other agreements, instruments and documents related to the ABL Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Event of Default” means any “Event of Default” (as defined in ABL Agreement).

“ABL Lenders” has the meaning assigned to such term in the Recitals to this Agreement.

“ABL Liens” means all Liens pledged (or purported to be pledged) or granted (or purported to be granted) to the ABL Secured Parties under the ABL Documents on the Collateral securing the ABL Obligations.

“ABL Loan Parties” means the ABL Borrowers and the other “Loan Parties” (as defined in the ABL Agreement).

“ABL Loans” means the “Loans” (as defined in the ABL Agreement).

“ABL Obligations” means all “Obligations” (as defined in the ABL Agreement), any debtor-in-possession financing furnished by the ABL Lenders after the commencement of an Insolvency Proceeding, and all other indebtedness, liabilities and other obligations owed or incurred by the ABL Loan Parties under the ABL Documents, including all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant ABL Document, whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

“ABL Required Lenders” means the “Required Lenders” (as defined in the ABL Agreement).

“ABL Revolving Loan Commitments” means the “Revolver Commitments” (as defined in the ABL Agreement).

“ABL Secured Parties” means ABL Agent, the ABL Lenders, the “Indemnified Persons” (as defined in the ABL Agreement), the other members of the “Lender Group” (as defined in the ABL Agreement) and any other holders of the ABL Obligations.

“Agreement” has the meaning assigned to such term in the Preamble to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Collateral” means solely the personal property First Lien Collateral of Endologix pledged (or purported to be pledged) or granted a Lien on (or purported to be granted a Lien on) by Endologix to (and on behalf of) the ABL Secured Parties under the ABL Documents and to (and on behalf of) the Facility Secured Parties under the Facility Documents.

“Discharge of ABL Obligations” means:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding) and any fees on all ABL Obligations;

(b) payment in full in cash of all other outstanding ABL Obligations (other than unasserted contingent indemnification obligations), including any that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and fees are paid; and

(c) permanent termination or permanent expiration of all commitments, if any, to extend credit (including the ABL Revolving Loan Commitments) by any ABL Secured Party under the ABL Documents.

“Discharge of Facility Obligations” means:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency Proceeding, whether or not such interest would be allowed in such Insolvency Proceeding), any fees and any Facility Non-Callable Make Whole Amount on all Facility Obligations (other than (i) any unasserted contingent indemnification obligations and (ii) any amounts owed under any Warrant or the Registration

Rights Agreement that are not due or payable at the time when all other Facility Obligations are paid in full in cash);

(b) payment in full in cash of all other outstanding Facility Obligations (other than (i) any unasserted contingent indemnification obligations and (ii) any amounts owed under any Warrant or the Registration Rights Agreement that are not due or payable at the time when all other Facility Obligations are paid in full in cash), including any that are due and payable or otherwise accrued and owing at or prior to the time such principal, interest and fees and any applicable Facility Non-Callable Make Whole Amount, any Facility CoC Fee, and the First Out Waterfall Restructuring Payment, are paid; and

(c) permanent termination or permanent expiration of all commitments, if any, to extend credit by any Facility Secured Party under the Facility Documents.

“Distribution” means, with respect to any indebtedness, obligation or security, including the Second Lien Obligations (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, or (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person.

“Exchange” has the meaning assigned to such term in the Recitals to this Agreement.

“Exchange Agreement” means that certain Exchange Agreement dated as of the date hereof by and among Endologix and the Second Lien Noteholders.

“Facility Agent” has the meaning assigned to such term in the Preamble to this Agreement.

“Facility Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Facility Collateral” means the “Collateral” (as defined in the Facility Agreement) and all other assets and property pledged (or purported to be pledged) or granted a Lien on (or purported to be granted a Lien on) by the Facility Loan Parties to (and for the benefit of) the Facility Secured Parties under the Facility Documents.

“Facility Documents” means the Facility Agreement, the other “Loan Documents” (as defined in the Facility Agreement) and all other agreements, instruments and documents related to the Facility Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Facility Event of Default” means “Event of Default” (as defined in the Facility Agreement).

“Facility Lenders” has the meaning assigned to such term in the Recitals to this Agreement.

“Facility Liens” means all Liens pledged (or purported to be pledged) or granted (or purported to be granted) to the Facility Secured Parties under the Facility Documents on the Facility Collateral securing the Facility Obligations.

“Facility Loan Parties” has the meaning assigned to such term in the Recitals to this Agreement.

“Facility Loans” means “Loans” (as defined in the Facility Agreement).

“Facility Non-Callable Make Whole Amount” means any “Non-Callable Make Whole Amount” (as defined in the Facility Agreement).

“Facility Obligations” means all “Obligations” (as defined in the Facility Agreement), any debtor-in-possession financing furnished by the Facility Lenders after the commencement of an Insolvency Proceeding, and all other indebtedness, liabilities and other obligations owed or incurred by the Facility Loan Parties under the Facility Documents (including any Facility Non-Callable Make Whole Amount, any Facility CoC Fee and the First Out Waterfall Restructuring Payment), including all interest accrued or accruing (or which would, absent commencement of an Insolvency Proceeding, accrue) after commencement of an Insolvency Proceeding in accordance with the rate specified in the relevant Facility Document whether or not the claim for such interest is allowed as a claim in such Insolvency Proceeding.

“Facility Secured Parties” means the Facility Agent, the Facility Lenders, the other “Secured Parties” (as defined in the Facility Agreement) and any other holders of Facility Obligations.

“First Lien Agent” or “First Lien Agents” has the meaning assigned to such term in the Preamble to this Agreement.

“First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both ABL Collateral and Facility Collateral.

“First Lien Credit Agreement” means the Facility Agreement and the ABL Agreement, as the context requires.

“First Lien Creditors” means, collectively, the Facility Agent, Facility Lenders, the ABL Agent and ABL Lenders, and each other holder from time to time of the First Lien Obligations.

“First Lien Creditors’ Rights and Remedies” has the meaning set forth in Section 9.8.

“First Lien Event of Default” means any ABL Event of Default or Facility Event of Default.

“First Lien Loan Documents” means (i) with respect to the Facility Agent and the Facility Lenders, the Facility Documents and (ii) with respect to the ABL Agent and the ABL Lenders, the ABL Documents, and (iii) in each case, after any refinancing of the First Lien Obligations under such First Lien Loan Documents, the applicable refinancing documents.

“First Lien Obligations” means, collectively, the Facility Obligations and the ABL Obligations.

“Grantors” means, collectively, the ABL Loan Parties and the Facility Loan Parties.

“Insolvency Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, with respect to any Grantor or with respect to its assets or property;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Junior Lien Security Agreement” means the Junior Lien Security Agreement dated as of the date hereof between Endologix and the Second Lien Agent.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to assets, property or interest in assets or property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind. For purposes of this Agreement, any Grantor or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loan Documents” means, collectively, the ABL Documents and the Facility Documents, as the context may so require.

“Loans” means the ABL Loans and the Facility Loans, as the context may so require.

“Obligations” means the ABL Obligations and the Facility Obligations, as the context may so require.

“Paid in Full” or “Payment in Full” means, collectively, Discharge of Facility Obligations and Discharge of ABL Obligations.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited liability partnership, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Registration Rights Agreement” means the “Registration Rights Agreement” (as defined in the Facility Agreement).

“Release Document” has the meaning set forth in Section 2.3.

“Second Lien Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Second Lien Agent” has the meaning assigned to such term in the Preamble to this Agreement.

“Second Lien Collateral” means the “Collateral” (as defined in the Junior Lien Security Agreement) and all other assets and property pledged (or purported to be pledged) or granted a Lien on (or purported to be granted a Lien on) by Endologix to (and for the benefit of) the Second Lien Creditors under the Second Lien Documents.

“Second Lien Creditor” means, collectively, the Second Lien Agent, the Trustee, the Second Lien Noteholders and each other holder from time to time of the Second Lien Obligations.

“Second Lien Documents” means the Exchange Agreement, the Second Lien Agreement, the Second Lien Notes, the Second Lien Security Documents and all agreements, documents, and instruments entered into in connection therewith.

“Second Lien Event of Default” means any “Event of Default” as such term is defined in any of the Second Lien Documents.

“Second Lien Noteholders” means the holders of the convertible notes issued by Endologix under the Second Lien Agreement.

“Second Lien Notes” has the meaning assigned to such term in the Recitals to this Agreement.

“Second Lien Obligations” means any principal, premium, interest (including any interest and fees accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest or fees is an allowed or allowable claim under applicable law), penalties, fees, indemnifications, reimbursements, damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under any of the Second Lien Documents.

“Second Lien Security Documents” means the “Security Documents” as defined in the Second Lien Agreement.

“Standstill Period” has the meaning set forth in Section 3.1.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of the aggregate voting power of such capital stock, whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner, manager or managing member or may exercise the powers of a general partner, manager or managing member. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Grantor.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction or, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York.

1.2 Terms Generally.

(a) All terms defined in the UCC, unless otherwise defined herein, shall have the meanings set forth therein.

(b) The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The use of the words “include,” “includes” and “including” shall be by way of example rather than limitation, and such words shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed, replaced or extended;

(ii) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(iv) any references to sections, subsections, clauses or paragraphs shall be references to sections, subsections, clauses and paragraphs in this Agreement;

(v) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”; and

(vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

2. Lien Priorities and Security Interests.

2.1 Seniority of Liens Securing First Lien Obligations. Until the First Lien Obligations have been Paid in Full, each Second Lien Creditor’s security interest in and Lien on the Collateral to secure the Second Lien Obligations shall be and hereby are subordinate for all purposes and in all respects to each of the First Lien Agent’s security interests in and Liens on the Collateral to secure the First Lien Obligations, regardless of the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien. The Lien priorities set forth in the immediately preceding sentence shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of any of the First Lien Obligations or the Second Lien Obligations, by any failure to perfect the First Lien Agents’ respective security interests in the Collateral, the subordination of the First Lien Agents’ respective Liens on the Collateral, the avoidance or invalidation of the First Lien Agents’ respective Liens, or by any other action or inaction which any First Lien Creditor may take or fail to take with respect to the Collateral.

2.2 Perfection; Prohibition on Contesting Liens. Each of the First Lien Agents, for itself and on behalf of each First Lien Creditor, and the Second Lien Agent, for itself and on behalf of each Second Lien Creditor, agrees that it owes no responsibility to the other for perfecting and maintaining the perfection of its Lien on each item constituting the Collateral. Further, in no event shall the Second Lien Agent or any Second Lien Creditor knowingly take, accept or perfect any Lien in any property unless the First Lien Agents also shall have a perfected Lien in such property. If the Second Lien Agent or any Second Lien Creditor obtains possession of or otherwise receives any Collateral or proceeds thereof in violation of the foregoing or any other term of this Agreement, then such Collateral and proceeds shall be held in trust by the Second Lien Agent or such Second Lien Creditor for the benefit of the First Lien Agents and turned over promptly to the First Lien Agents in the form so received (with any necessary endorsements). This Agreement is intended solely to govern the respective Lien priorities as between the First Lien Agents and First Lien Creditors on the one hand and the Second Lien Agent and the Second Lien Creditors on the other hand and shall not impose on any First Lien Agent or any other First Lien Creditor or the Second Lien Agent or any other Second Lien Creditor any obligations in respect of the disposition of proceeds of foreclosure of any Collateral which would conflict with prior perfected claims thereon in favor of any other Person or any order or decree of any court or other governmental authority or any applicable law. Each of the Second Lien Agent and each other Second Lien Creditor agrees that it will not at any time contest the validity, perfection, priority, or enforceability of any of the First Lien Obligations, the First Lien Loan Documents or the Liens and security interests of the First Lien Agents in the Collateral securing the First Lien Obligations.

2.3 Agreement to Release Liens. Notwithstanding anything to the contrary contained in any agreement between any Second Lien Creditor and Endologix, until the First Lien Obligations have been Paid in Full, only the First Lien Agents (and each of them) shall have the right to restrict or permit, or approve or disapprove, the sale, transfer, release or other disposition of the Collateral or take any action with respect to the Collateral, which right any of the First Lien Agents may exercise without any consultation with or consent of the Second Lien Agent or any Second Lien Creditor. In the event that any of the First Lien Agents releases or agrees to release any of its Liens or security interests in any portion of the Collateral in connection with the sale or other disposition thereof, or any of the Collateral is sold or retained pursuant to a foreclosure or similar action, the liens securing the Second Lien Obligations shall automatically be released and the Second Lien Agent for itself and on behalf of each Second Lien Creditor shall promptly consent to such sale or other disposition and promptly execute and deliver to such First Lien Agent such consent to such sale or other disposition, any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section, including authorizing such First Lien Agent to file any terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”), as such First Lien Agent shall reasonably request to effect the release of the Liens and security interests of the Second Lien Agent in such Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the First Lien Loan Documents until such time as the First Lien Obligations have been Paid in Full.

2.4 Power of Attorney. The Second Lien Agent and each Second Lien Creditor hereby irrevocably constitutes and appoints each First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Agent and the Second Lien Creditors and in the name of the Second Lien Agent and the Second Lien Creditors or in such First Lien Agent’s own name, from time to time in such First Lien Agent’s discretion, solely for the purpose of carrying out the terms of Section 2.3 hereof, to take any and all appropriate action and to execute any and all Release Documents, and, in addition, to take any and all other appropriate and commercially reasonable action for the purpose of carrying out the terms of such Sections, such power of attorney being coupled with an interest and irrevocable. The Second Lien Agent and the Second Lien Creditors hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 2.4. No Person to whom this power of attorney is presented, as authority for the First Lien Agent to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Second Lien Creditor as to the authority of such First Lien Agent to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to such First Lien Agent the authority to take and perform the actions contemplated herein. The Second Lien Agent and the Second Lien Creditors irrevocably waive any right to commence any suit or action, in law or equity, against any Person that acts in reliance upon or acknowledges the authority granted under this power of attorney.

2.5 Legends. Until the First Lien Obligations are Paid in Full, each of the Second Lien Notes at all times shall contain in a conspicuous manner the following legend:

“THE LIEN AND SECURITY INTEREST GRANTED TO THE HOLDER OF THIS NOTE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 24, 2020 (THE “SUBORDINATION AGREEMENT”) AMONG THE COMPANY, THE COLLATERAL AGENT, THE OTHER SECOND LIEN CREDITORS AND THE FIRST LIEN AGENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT) AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

3. Enforcement.

3.1 Exercise of Remedies. Until the First Lien Obligations have been Paid in Full, each First Lien Agent shall have the exclusive right to manage, perform and enforce (or not enforce) the terms of the respective First Lien Loan Documents with respect to the Collateral, to exercise and enforce all privileges and rights thereunder in such order and manner as it may determine in its sole discretion, including the exclusive right to take or retake control or possession of any Collateral and to make determinations regarding the release, disposition, or restrictions with respect to any Collateral, without any consultation with or the consent of the Second Lien Agent or any Second Lien Creditor. In that regard, no Second Lien Creditor shall, without the prior written consent of the First Lien Agents (i) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral in respect of any Second Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (ii) contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral by any First Lien Agent or any other First Lien Creditor in respect of the First Lien Obligations, or any other exercise by any such party of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise in respect of the First Lien Obligations, or (iii) object to the forbearance by the First Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral in respect of First Lien Obligations. Notwithstanding the foregoing, the Second Lien Agent may, subject to Section 8.2 of this Agreement, file and defend proofs of claim against Endologix in any Insolvency Proceeding involving Endologix. No First Lien Creditor shall have any liability to any Second Lien Creditor in respect of any Second Lien Creditor’s failure to obtain repayment in full of the Second Lien Obligations. Notwithstanding the foregoing, any Second Lien Creditor may exercise or seek to exercise any rights or remedies with respect to any Collateral in respect of any Second Lien Obligations after the passage of a period of 360 days (the “Standstill Period”) from the date of delivery of a written notice to the First Lien Agent of such Second Lien Creditor’s intention to exercise such rights, which notice may only be delivered following the occurrence of and during the continuation of a Second Lien Event of Default; provided that, notwithstanding the foregoing, in no event shall any Second Lien Creditor exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Standstill Period, (a) any First Lien Creditor shall have commenced and be pursuing the exercise of rights and remedies with respect to any of the Collateral, or (b) an Insolvency Proceeding shall have been commenced in respect of Endologix; provided, further, that in any Insolvency Proceeding commenced by or against Endologix, the Second Lien Creditors may take any action only as expressly permitted by Section 8.2.

3.2 Rights as Unsecured Creditors. The Second Lien Agent and the other Second Lien Creditors may exercise rights and remedies as unsecured creditors against Endologix in accordance with the terms of the Second Lien Documents and applicable law, so long as such rights and remedies do not violate any provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Second Lien Agent or any other Second Lien Creditor of the required payments of principal, premium, interest, fees, and other amounts due under the Second Lien Documents, so long as such receipt (a) is not the direct or indirect result of the exercise in contravention of this Agreement by the Second Lien Agent or any other Second Lien Creditor of rights or remedies as a secured creditor in respect of the Collateral and (b) whether in contravention of this Agreement or not, does not have the effect of discharging any Lien of any First Lien Agent or any other First Lien Creditor on the Collateral. In the event the Second Lien Agent or any other Second Lien Creditor becomes a judgment lien creditor in respect of the Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Lien Obligations, such judgment lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing the First Lien Obligations under this Agreement.

4. Payments.

4.1 Application of Collateral Proceeds. If a First Lien Event of Default shall have occurred and be continuing, so long as the First Lien Obligations have not been Paid in Full and whether or not any Insolvency Proceeding has been commenced by or against Endologix or any other Grantor, the Collateral and any proceeds received in connection with the sale or other disposition of, or collection on, the Collateral upon the exercise of remedies shall be applied by the First Lien Agents to the First Lien Obligations in such order as specified in the First Lien Loan Documents until the First Lien Obligations shall have been Paid in Full. When the First Lien Obligations have been Paid in Full, each First Lien Agent shall deliver promptly to the Second Lien Agent any Second Lien Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Agent to the Second Lien Obligations in such order as specified in the relevant Second Lien Document.

4.2 Payments Over. Unless and until the First Lien Obligations shall have been Paid in Full and whether or not any Insolvency Proceeding has been commenced by or against Endologix or any other Grantor, the Collateral and any proceeds thereof received by the Second Lien Agent or any other Second Lien Creditor in connection with the exercise of any right or remedy (including setoff) relating to the Collateral, in contravention of this Agreement or otherwise, shall be segregated and held in trust for the benefit of, and immediately paid over to, the First Lien Agents for the benefit of the First Lien Creditors in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, and be applied in accordance with the terms of the Intercreditor Agreement. Each First Lien Agent is hereby authorized to make any such endorsements as agent for each of the Second Lien Agent and any other Second Lien Creditor. This authorization is coupled with an interest and is irrevocable.

5. Modifications and Amendments.

5.1 Modifications to First Lien Loan Documents. Each First Lien Agent may at any time and from time to time without the consent of or notice to the Second Lien Agent, without incurring liability to any Second Lien Creditor, and without impairing or releasing the obligations of the Second Lien Agent or any Second Lien Creditor under this Agreement, change the manner or place of payment, or extend the time of payment of, or renew or alter any of the terms of the First Lien Obligations (including any increase in the amount thereof, any increase the interest rate applicable thereto or the payment of any additional fees in connection therewith), or amend, restate, supplement, or otherwise modify in any manner any First Lien Loan Document.

5.2 Modifications to Junior Loan Documents. Until the First Lien Obligations have been Paid in Full, and notwithstanding anything to the contrary contained in the Second Lien Documents, Endologix, the Second Lien Agent and the Second Lien Creditors shall not, without the prior written consent of the First Lien Agents, agree to any amendment, restatement, supplement or other modification to the Second Lien Documents if such amendment, modification, or supplement the effect of which is (a) to alter any subordination provision; (b) to obtain any guarantee from Persons that do not (or shall not after giving effect to any such guarantee) guarantee the First Lien Obligations unless the requisite First Lien Creditors under the First Lien Credit Agreements shall have previously agreed to not obtain such guarantee; (c) to take any Liens in any assets of any Grantor (other than subordinate Liens in any assets of Endologix permitted by, and at all times subject to, the terms of this Agreement); or (d) in contravention of or prohibited by the terms of the First Lien Loan Documents.

6. Waiver of Certain Rights over Collateral by Second Lien Agent.

6.1 Marshalling. The Second Lien Agent, on behalf of itself and the other Second Lien Creditors, hereby waives any rights it may have under applicable law to assert the doctrine of marshalling or to otherwise require any First Lien Agent to marshal any property of Endologix for the benefit of the Second Lien Creditors.

6.2 Rights Relating to Each First Lien Agent’s Actions Regarding the Collateral. The Second Lien Agent, on behalf of itself and the other Second Lien Creditors, hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing any First Lien Agent from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, each of the Second Lien Agent and each other Second Lien Creditor hereby agrees that (a) it has no right to direct or object to the manner in which any First Lien Agent applies the proceeds of the Collateral resulting from the exercise by such First Lien Agent of rights and remedies under the First Lien Loan Documents and (b) no First Lien Agent has assumed any obligation to act as the agent for the Second Lien Agent or any other Second Lien Creditor with respect to the Collateral. The First Lien Agents shall not have, by reason of this Agreement or any other document, a fiduciary relationship in respect of any Second Lien Creditor. Except as expressly set forth in Section 6.4 below in respect of the perfection of Second Liens, each Second Lien Creditor agrees that no First Lien Agent has assumed any obligations to act, and does not act, as agent, fiduciary, bailee or custodian for any Second Lien Creditor with respect to any of the Collateral or other property for any purposes, including, without limitation, for purposes of perfecting any Second Lien or holding, disposing, managing or liquidating any Collateral. The First Lien Agents shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral until the First Lien Obligations have been Paid in Full. In exercising rights and remedies with respect to the Collateral, the First Lien Agents may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and in accordance with the terms of the Intercreditor Agreement. Such exercise and enforcement shall include the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the UCC. In conducting any public or private sale under the UCC, any First Lien Agent shall give the Second Lien Agent written notice of such sale; provided, however, that 10 (ten) days’ notice shall be deemed to be commercially reasonable notice.

6.3 Preservation of Rights. No First Lien Agent shall have any duty to protect or preserve any rights pertaining to any of the Collateral in its possession and no First Lien Agent shall have any liability to the Second Lien Agent or any other Second Lien Creditor for any claims and liabilities at any time arising with respect to the Collateral in its possession.

6.4 Bailee for Perfection.

(a) Each First Lien Agent and Second Lien Agent each agree to hold or control that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral being referred to as the “Pledged Collateral”), as bailee and as a non-fiduciary representative for Second Lien Agent or First Lien Agent, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC), solely for the purpose of perfecting the security interest granted under the Second Lien Documents or the First Lien Loan Documents, as applicable, subject to the terms and conditions of this Section 6.4. Unless and until the First Lien Obligations are Paid in Full, the Second Lien Agent agrees to promptly notify the First Lien Agents of any Pledged Collateral held by it or by any other Second Lien Creditor of which it has knowledge, and, promptly upon the request of any First Lien Agent at any time prior to the Payment in Full of the First Lien Obligations, the Second Lien Agent agrees to deliver to any First Lien Agent any such Pledged Collateral held by it or received by it from any other Second Lien Creditor, together with any necessary endorsements (or otherwise allow the First Lien Agents to obtain control of such Pledged Collateral). Nothing in this Section 6.4 shall affect the relative priorities in and to the Collateral, all of which shall be governed by Section 2.1 of this Agreement.

(b) No First Lien Agent shall have any obligation whatsoever to Second Lien Agent or any other Second Lien Creditor to ensure that the Pledged Collateral is genuine or owned by Endologix or to preserve rights or benefits of any Person except as expressly set forth in this Section 6.4. Each of the Second Lien Agent and the other Second Lien Creditors hereby waives and releases each First Lien Agent from all claims and liabilities arising out of, or relating to, any First Lien Agent’s role under this Section 6.4 as bailee or agent with respect to any Collateral (except to the extent resulting from such First Lien Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and non-appealable judgment). Each of the First Lien Agent and the other First Lien Creditors hereby waives and releases the Second Lien Agent from all claims and liabilities arising out of, or relating to the Second Lien Agent’s role under this Section 6.4 as bailee or agent with respect to any Collateral (except to the extent resulting from the Second Lien Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and non-appealable judgment). Second Lien Agent shall have no obligation whatsoever to any First Lien Agent or any First Lien Creditor to ensure that the Pledged Collateral is genuine or owned by Endologix or to preserve rights or benefits of any Person except as expressly set forth in this Section 6.4. The duties or responsibilities of the First Lien Agents under this Section 6.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 6.4 and delivering the Pledged Collateral upon a Payment in Full of First Lien Obligations as provided in Section 6.5. The duties or responsibilities of Second Lien Agent under this Section 6.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 6.4 and Section 2.2.

(c) No First Lien Agent acting pursuant to this Section 6.4 (or otherwise) shall have by reason of any First Lien Loan Documents, the Second Lien Documents, or this Agreement a fiduciary relationship in respect of Second Lien Agent or any other Second Lien Creditor. Second Lien Agent acting pursuant to this Section 6.4 shall not have by reason of the First Lien Loan Documents, the Second Lien Documents, or this Agreement a fiduciary relationship in respect of First Lien Agent or any other First Lien Creditor.

(d) Upon the Payment in Full of First Lien Obligations, the First Lien Agents shall, to the extent permitted by applicable law, at the sole cost and expense of Endologix (or, if Endologix fails to pay such costs and expenses, at the cost and expense of the Second Lien Creditors other than the Second Lien Agent and the Trustee), deliver the remaining tangible Pledged Collateral (if any) together with any necessary endorsements (including taking other action reasonably requested by Second Lien Agent to amend any control agreements), first, to Second Lien Agent to the extent the Second Lien Obligations remain outstanding as confirmed in writing by Second Lien Agent, and second, to Endologix to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral).

6.5 Transfer of Pledged Collateral to Second Lien Agent.

(a) The First Lien Agents hereby agree that upon the Payment in Full of the First Lien Obligations which is not accompanied by the payment in full of the Second Lien Obligations, to the extent permitted by applicable law, upon the written request of Endologix or of Second Lien Agent (with all costs and expenses in connection therewith to be for the account of Endologix (or, if Endologix fails to pay such costs and expenses, at the cost and expense of the Second Lien Creditors other than the Second Lien Agent and the Trustee):

(i) Each First Lien Agent shall, without recourse or warranty, take commercially reasonable steps to transfer the possession and control of the Pledged Collateral, if any, then in its possession or control to Second Lien Agent, except in the event and to the extent (A) such Collateral is sold, liquidated, or otherwise disposed of by any First Lien Agent or any other First Lien Creditor or by Endologix as provided herein or in any other First Lien Loan Document in full or partial satisfaction of any of the First Lien

Obligations or (B) it is otherwise required by any order of any court or other governmental authority or applicable law; and

(ii) in connection with the terms of any collateral access agreement, whether with a landlord, processor, warehouseman, or other third party or any control agreement, the First Lien Agents shall notify the other parties thereto that its rights thereunder have been assigned to Second Lien Agent (to the extent such assignment is not prohibited by the terms of such agreement) and shall confirm to such parties that Second Lien Agent is thereafter the “Lender” and/or “Secured Party” (or other comparable term) as such term is used in any such agreement and is otherwise entitled to the rights of the secured party under such agreement.

(b) The foregoing provision shall not impose on any First Lien Agent or any other First Lien Creditor any obligations which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other governmental authority or any applicable law or give rise to risk of legal liability.

(c) Each of the First Lien Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, notice or other statement believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Endologix), independent accountants and other experts selected by such First Lien Agent. No First Lien Agent shall be liable for any action it takes or omits to take in good faith in reliance upon such writing, communication, notice or other statement. In connection with any actions taken pursuant to this Agreement, each First Lien Agent shall also be entitled to all rights, protections, indemnities and immunities granted to it hereunder and under any other First Lien Loan Document.

7. Representations and Warranties.

7.1 Second Lien Creditors’ Representations and Warranties . Each Second Lien Creditor hereby represents and warrants (as to itself and not as to any other Second Lien Creditor) to the First Lien Agents and the First Lien Creditors that as of the date hereof:

(a) such Second Lien Creditor has the power and authority to enter into, execute, deliver, and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action;

(b) the execution of this Agreement by such Second Lien Creditor will not violate or conflict with the organizational documents of such Second Lien Creditor, the Second Lien Documents, or any law, regulation or order, or require any consent or approval that has not been obtained; and

(c) this Agreement is the legal, valid, and binding obligation of such Second Lien Creditor, enforceable against such Second Lien Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

7.2 First Lien Agent Representations and Warranties. Each First Lien Agent hereby represents and warrants to the Second Lien Agent that as of the date hereof:

(a) such First Lien Agent has the power and authority to enter into, execute, deliver, and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action;

(b) the execution of this Agreement by such First Lien Agent will not violate or conflict with the organizational documents of such First Lien Agent, the First Lien Loan Documents, or any law, regulation or order or require any consent or approval that has not been obtained; and

(c) this Agreement is the legal, valid, and binding obligation of such First Lien Agent, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

8. Insolvency Proceedings.

8.1 Subordination Agreement. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of any Insolvency Proceeding. All references in this Agreement to Endologix or any Grantor shall include Endologix or such Grantor as a debtor-in-possession and any receiver or trustee for Endologix or such Grantor in any Insolvency Proceeding.

8.2 Liquidation, Dissolution, Bankruptcy. In the event of any Insolvency Proceeding involving Endologix or any other Grantor:

(a) All First Lien Obligations shall first be Paid in Full and all commitments to lend under each First Lien Credit Agreement shall be terminated before any Distribution, whether in cash, securities, or other property, shall be made to the Second Lien Agent or any other Second Lien Creditor on account of any Second Lien Obligations.

(b) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Second Lien Obligations shall be delivered to the First Lien Agents, and applied in accordance with the terms of the First Lien Loan Documents. Each of the Second Lien Agent and each other Second Lien Creditor irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee, liquidator, custodian or conservator, or other Person having authority, to pay or otherwise deliver all such Distributions to the First Lien Agents as set forth above. Each of the Second Lien Agent and each other Second Lien Creditor also irrevocably authorizes and empowers each First Lien Agent, in the name of the Second Lien Agent, to demand, sue for, collect and receive any and all such Distributions.

(c) Each of the Second Lien Agent and each other Second Lien Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of any portion of the First Lien Obligations or any Liens and security interests securing any portion of the First Lien Obligations.

(d) Each of the Second Lien Agent and each other Second Lien Creditor, agrees that the First Lien Creditors may consent to the use of cash collateral or provide (or consent to a third party providing) debtor-in-possession financing to Endologix or the other Grantors on such terms and conditions and in such amounts as the First Lien Creditors, in their sole discretion, may decide and, in connection therewith, Endologix and any other Grantor may grant to the First Lien Agents liens and security interests upon all of the property of Endologix or such Grantor, which liens and security interests (i) shall secure payment of all First Lien Obligations owing to the First Lien Creditors (whether such First Lien Obligations arose prior to the commencement of any Insolvency Proceeding or at any time thereafter) and all other financing provided by the First Lien Creditors during such Insolvency Proceeding and (ii) shall be superior in priority to the Liens in favor of the Second Lien Agent and the Second Lien Creditors, if any. Each of the Second Lien Agent and each other Second Lien Creditor, agrees that it will not object to or oppose, and hereby affirmatively consents to and approves, any such cash collateral usage or debtor-in-possession financing or any sale or other disposition of any property securing all of any part of the First Lien Obligations free and clear of security interests, liens, or other claims of any Second Lien Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if the First Lien Creditors have consented to such sale or disposition. Each of the Second Lien Agent and each other Second Lien Creditor, agrees not to assert any right it may have to “adequate protection” of its interest in any Collateral in any Insolvency Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of each First Lien Agent; provided that, such First Lien Agent will not object to any request by the Second Lien Agent for adequate protection replacement liens on all prepetition and postpetition property of Endologix upon which such First Lien Agent is also granted adequate protection replacement liens, with such liens in favor of the Second Lien Agent being subject in all respects to this Agreement; provided, further that, other than such replacement liens, the Second Lien Agent will not seek any other form of adequate protection. Each of the Second Lien Creditors waives any claim it may now or hereafter have against any First Lien Creditor arising out of the election of any First Lien Creditor of the application of Section 1111(b)(2) of the Bankruptcy Code or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency Proceeding. Each of the Second Lien Creditors agrees that it will not provide, or offer to provide, any debtor-in-possession financing to Endologix or any other Grantor without the prior written consent of each First Lien Agent. The Second Lien Creditor further agrees that it will not seek to participate on any creditor’s committee without the prior written consent of the First Lien Agents.

(e) The Second Lien Agent, on behalf of itself and the other Second Lien Creditors, agrees to execute, verify, deliver and file any proofs of claim in respect of the Second Lien Obligations reasonably requested by any First Lien Agent in connection with any such Insolvency Proceeding and hereby irrevocably authorizes such First Lien Agent as its agent and attorney-in-fact to (i) execute, verify, delivery and file such proofs of claim upon the failure of the Second Lien Agent to do so prior to ten (10) Business Days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Insolvency Proceeding upon the failure of the Second Lien Agent or any Second Lien Creditor to do so prior to ten (10) days before the expiration of time to vote any such claim (for such voting purposes, the First Lien Agent shall be deemed to have subrogated to any rights of the Second Lien Creditors in respect of their claims in such Insolvency Proceeding); provided, however, that neither the First Lien Agents nor any First Lien Creditor shall have any obligation to execute, verify, deliver, and/or file any such claim; provided further, that if the Second Lien Agent or any Second Lien Creditor votes its claim, it shall not vote for any plan of reorganization that does not provide for the prior payment in full of the First Lien Obligations on the date of confirmation or effectiveness or otherwise vote its claims or interests in any Insolvency Proceeding (including voting for, or supporting, confirmation of any plan of reorganization) in a manner that would be inconsistent with such Second Lien Creditor’s covenants and agreements contained herein. For the avoidance of doubt, no First Lien Agent shall have an affirmative obligation to file any such proof of claim on behalf of any Second Lien Creditor. In the event that any First Lien Agent votes any claim in accordance with the authority granted hereby, neither any Second Lien Creditor nor the Second Lien Agent shall be entitled to change or withdraw such vote.

(f) Each Second Lien Creditors hereby appoint each First Lien Agent (or its designee) as its authorized agent and representative for purposes of taking any and all actions in any Insolvency Proceedings on the behalf of the Second Lien Creditors, including for purposes of voting such Second Lien Creditor’s claims in any such proceedings; and each Second Lien Creditor hereby agrees and acknowledges that the foregoing appointment and authorization are intended to be enforceable for all purposes under applicable law, including

Section 1126(a) of the United States Bankruptcy Code, and, in furtherance, due to, among other things, the requirement hereunder that during any such Insolvency Proceedings all First Lien Obligations be Paid in Full prior to any Distribution in respect of the Second Lien Obligations being permitted hereunder, any vote by any such authorized agent or representative shall be deemed conclusively, for all purposes, to have been consistent with, and in furtherance of, the interests of each Second Lien Creditor.

(g) The First Lien Obligations shall continue to be treated as First Lien Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the First Lien Creditors and the Second Lien Creditors even if all or part of the First Lien Obligations or the Liens or security interests securing the First Lien Obligations are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Insolvency Proceeding. This Agreement shall be reinstated if at any time any payment of any of the First Lien Obligations is rescinded or must otherwise be returned by any holder of First Lien Obligations or any representative of such holder.

(h) Each of Endologix, each First Lien Agent, the Second Lien Agent and each other Second Lien Creditor acknowledges and agrees with respect to the Collateral that (i) the grants of Liens on the Collateral pursuant to the First Lien Loan Documents and the Second Lien Documents constitute separate and distinct grants of Liens, and (ii) because of, among other things, their differing rights in the Collateral, the First Lien Obligations and the Second Lien Obligations are fundamentally different from one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding of Endologix. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is determined by a court of competent jurisdiction that the claims of the First Lien Creditors and the Second Lien Creditors in respect of any Collateral, constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Collateral in respect of principal, prepetition interest, fees, costs, expenses and other claims, all amounts owing in respect of postpetition interest, fees, costs, expenses and other charges, irrespective of whether a claim for such amounts is allowed or allowable in such liquidation or Insolvency Proceeding, before any Distribution from, or in respect of, any such Collateral is made in respect of the claims held by any Second Lien Creditor. The Second Lien Agent, on behalf of itself and the other Second Lien Creditors, hereby agrees to turn over to the First Lien Agents amounts otherwise received or receivable by it to the extent necessary to effectuate the intent of the preceding sentence, regardless of whether such turnover has the effect of reducing the claim or recovery of any Second Lien Creditor.

9. Miscellaneous.

9.1 Conflict. In the event of any conflict between any term, covenant, or condition of this Agreement and any term, covenant, or condition of the Second Lien Documents, the provisions of this Agreement shall control and govern.

9.2 Continuing Subordination; Termination of Agreement. This is a continuing agreement of subordination and the First Lien Creditors may continue, at any time and without notice to the Second Lien Creditors, to extend credit or other financial accommodations and loan monies to, or for the benefit of, Endologix on the faith hereof. This Agreement shall remain in full force and effect until the First Lien Obligations have been Paid in Full, after which this Agreement shall terminate without further action on the part of the parties hereto.

9.3 Amendments; Modifications. This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by each First Lien Agent and the Second Lien Agent, and then such modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder. Notwithstanding anything contained in this Agreement to the contrary, the relative rights and obligations of the Facility Agent, on the one hand, and the ABL Agent, on the other hand, solely as among themselves, shall be governed by the terms of the Intercreditor Agreement.

9.4 No Subrogation. No Second Lien Creditor shall be subrogated to the rights of the First Lien Agents with respect to receipt of Distributions on account of the Second Lien Obligations unless and until all of the First Lien Obligations have been Paid in Full. For the purposes of such subrogation, no Distributions made to the holders of the First Lien Obligations to which any Second Lien Creditor would be entitled except for this Agreement, and no payments made pursuant to the provisions of this Agreement to any First Lien Agent or any other First Lien Creditor by such Second Lien Creditor shall, as among Endologix, its creditors and such Second Lien Creditor, be deemed to be a payment by Endologix to or on account of the Second Lien Obligations. The Second Lien Agent, on behalf of itself and the other Second Lien Creditors, agrees that in the event that all or any part of a payment made with respect to the First Lien Obligations is recovered from the holders of the First Lien Obligations in an Insolvency Proceeding or otherwise, any Distribution received by the Second Lien Agent or any other Second Lien Creditor with respect to the Second Lien Obligations at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by such Second Lien Creditor in trust as property of the holders of the First Lien Obligations, and such Second Lien Creditor shall forthwith deliver the same to the First Lien Agents for application to the First Lien Obligations, until the First Lien Obligations have been Paid in Full.

9.5 No impairment. No right of the First Lien Creditors to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act taken in good faith, or failure to act, which failure to act is in good faith, by the First Lien Creditors or by any non-compliance by Endologix with the terms and provisions and covenants herein. Each of the Second Lien Agent, each other Second Lien Creditor and Endologix agree not to take any action to avoid or to seek to avoid the observance and performance of the terms and conditions hereof, and shall at all times in good faith carry out all such terms and conditions.

9.6 Second Lien Obligations Not Affected. The subordination provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the Second Lien Creditors, on the one hand, and the First Lien Creditors, on the other hand, as among themselves. Subject to this Agreement, as between Endologix and the Second Lien Agent, nothing contained herein shall impair the unconditional and absolute obligation of Endologix to the Second Lien Agent to pay the Second Lien Obligations as they become due and payable. No Person other than the First Lien Creditors and the Second Lien Creditors and their respective successors and assigns shall have any rights hereunder.

9.7 Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the First Lien Creditors, the Second Lien Creditors and Endologix. To the extent permitted under the First Lien Loan Documents, the First

Lien Creditors may, from time to time, without notice to the Second Lien Agent, assign or transfer any or all of the First Lien Obligations or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the First Lien Obligations shall, subject to the terms hereof, be and remain First Lien Obligations for purposes of this Agreement, and every permitted assignee or transferee of any of the First Lien Obligations or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the First Lien Obligations, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. Each Second Lien Creditor further acknowledges that this Agreement will inure to the benefit of any third Person who refinances or succeeds to or replaces any or all of the First Lien Obligations, whether such successor financing or replacement occurs by transfer, assignment or repayment, without the necessity of any further writing; provided, however, each Second Lien Creditor agrees, upon the request of such third Person, to execute and deliver an agreement with such Person containing terms substantially identical to those contained herein (subject to changing names of parties, documents and addresses, as appropriate).

9.8 First Lien Creditors’ Rights and Remedies. The rights, remedies, powers and privileges of each First Lien Creditor hereunder (hereinafter, the “First Lien Creditors’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by any First Lien Creditor in exercising or enforcing any of the First Lien Creditors’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by any First Lien Creditor of any of the First Lien Creditors’ Rights and Remedies or of any default or remedy under this Agreement or any other agreement with Endologix or any Second Lien Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the First Lien Creditors’ Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between any First Lien Creditor and the Second Lien Creditors and/or between any First Lien Creditor and Endologix at any time shall preclude any other or further exercise of the First Lien Creditors’ Rights and Remedies. No waiver by any First Lien Senior Creditor of any of the First Lien Creditors’ Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the First Lien Creditors’ Rights and Remedies and all of the First Lien Creditors’ rights, remedies, powers and privileges under this Agreement and any other agreement with the Second Lien Creditors and/or Endologix shall be cumulative, and not alternative or exclusive, and may be exercised by the First Lien Creditors at such time or times and in such order of preference as the First Lien Creditors in their sole discretion may determine.

9.9 Notices.

(a) Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, or sent by electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of electronic mail, or three business days after depositing it in the United States mail with postage prepaid and properly addressed (or one business day after depositing with an overnight mail service). For the purposes hereof, the addresses of the parties hereto shall be as set forth, or at such other address as may be designated by such party in a written notice to all of the other parties:

(i) if to the Facility Agent, to:

c/o Deerfield Management Company, L.P.

780 Third Avenue, 37th Floor

New York, NY 10017

E-mail: dclark@deerfield.com

Attn: David J. Clark, Esq.

With a copy to (which shall not be deemed to constitute notice):

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, NY 10022-2585

E-mail: mark.ramsey@katten.com

E-mail: mark.wood@katten.com

Attn: Mark P. Ramsey, Esq.

Attn: Mark Wood, Esq.

(ii) if to ABL Agent:

c/o Deerfield Management Company, L.P.

780 Third Avenue, 37th Floor

New York, NY 10017

E-mail: dclark@deerfield.com

Attn: David J. Clark, Esq.

With a copy to (which shall not be deemed to constitute notice):

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, NY 10022-2585

E-mail: mark.ramsey@katten.com

E-mail: mark.wood@katten.com

Attn: Mark P. Ramsey, Esq.

Attn: Mark Wood, Esq.

(iii) if to Second Lien Agent, the Trustee or to any Second Lien Creditor, to:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Endologix, Inc., Account Manager

(iv) if to Endologix or any other Grantor, to:

Endologix, Inc.

2 Musick

Irvine, CA 92618

E-mail: vmahboob@endologix.com

E-mail: jtejedor@endologix.com

Attn: Vaseem Mahboob, CFO

Attn: James Tejedor, Treasury Manager

With a copy to (which shall not be deemed to constitute notice):

DLA Piper LLP (US)

444 West Lake Street, Suite 900

Chicago, IL 60606

E-mail: gregory.ruback@dlapiper.com

Attn: Gregory Ruback

(b) Each party hereto may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

9.10 Further Assurances. Each party to this Agreement will promptly execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

9.11 Headings. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

9.12 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when it shall have been executed by each First Lien Agent, the Second Lien Agent, each Second Lien Note Holder and Endologix and when the First Lien Agents shall have received counterparts hereof that together bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

9.13 Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as to most fully achieve the intention of this Agreement.

9.14 Specific Performance. The First Lien Creditors may demand specific performance of this Agreement. The Second Lien Creditors and Endologix each hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Creditor.

9.15 Expenses. In the event that the First Lien Creditors or Second Lien Creditors undertake any action that is reasonably necessary in respect of the enforcement of the provisions of this Agreement (whether or not suit is commenced), Endologix shall pay all reasonable costs and expenses incurred by the First Lien Creditors or Second Lien Creditors in connection therewith, including, reasonable attorneys’ fees all in accordance with the First Lien Loan Documents and Second Lien Documents.

9.16 Second Lien Default Notice. Upon the occurrence of a Second Lien Event of Default, Endologix shall provide the First Lien Agents with written notice of each Second Lien Event Default, and the Second Lien Agent shall notify the First Lien Agents in the event such Second Lien Event of Default is cured or waived.

9.17 Governing Law; Jurisdiction; Etc.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY OR GRANTOR ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK (INCLUDING, WITHOUT LIMITATION, THE COMMERCIAL DIVISION, NEW YORK STATE SUPREME COURT). BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY (AND EACH GRANTOR BY ACKOWLEDGING AND AGREEING TO THIS AGREEMENT), FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.9; AND

(iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

9.18 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

9.19 It is understood and agreed that Wilmington Trust, National Association is entering in this Agreement in its capacity as “Collateral Agent” under the Second Lien Documents and the rights, powers, privileges, protections, immunities and benefits afforded to the “Collateral Agent” under the Second Lien Documents shall also apply to Wilmington Trust, National Association, as the Second Lien Agent hereunder, and the holders of the Notes have expressly authorized and instructed the Second Lien Agent to execute and deliver this Agreement. In addition, but not in substitution of the foregoing and except as expressly provided in this Agreement, (A) the Second Lien Agent shall not be subject to any fiduciary, trust or other implied duties to the First Lien Agents or First Lien Creditors by reason of this Agreement and (B) no First Lien Agent shall be subject to any fiduciary, trust or other implied duties to the Second Lien Agent or the other Second Lien Creditors by reason of this Agreement. For the avoidance of doubt, the Second Lien Noteholders and not the Second Lien Agent shall be the only Persons entitled to exercise any remedies under the Exchange Agreement, it being understood that the Second Lien Agent shall have no responsibility therefor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DEERFIELD PRIVATE DESIGN FUND IV, L.P., as Facility Agent

By	/s/ David J. Clark

Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD ELGX REVOLVER, LLC, as ABL Agent

By	/s/ David J. Clark

Name:	David J. Clark
Title:	Authorized Signatory

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Agent

By

Name:
Title:

[SECOND LIEN CREDITOR], as a Second Lien Creditor

By

Name:
Title:

ENDOLOGIX, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob

Name:	Vaseem Mahboob
Title:	Chief Financial Officer

ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned hereby acknowledges and agrees as of February 24, 2020 to the representations, terms and provisions of the Subordination and Intercreditor Agreement, dated as of the date hereof (the “Subordination Agreement”; capitalized terms used herein without definition shall have the meaning assigned thereto in the Subordination Agreement), by and between Deerfield Private Design Fund IV, L.P., as Facility Agent, Deerfield ELGX Revolver, LLC, as ABL Agent, Wilmington Turst, National Association, as Second Lien Agent, and PCH Manager Manager Fund, SPC. – Segregated Portfolio 206, Corrib Master Fund, Ltd., NPB Manager Manager Fund, SPC. – Segregated portfolio 107, Long Ball Partner, LLC, LMAP Kappa Limited (“Kappa”), Blackwell Partners-LLC_Series B (“MACK”) and Silverback Opportunistic Credit Master Fund Limited (“SOCMF”), each as a Second Lien Creditor, of which this Acknowledgment and Agreement is a part. By its signature below, the undersigned agrees that it shall, together with its successors and assigns, be bound by the provisions hereof that are applicable to it, that it shall not do any act or perform any obligation which is in contravention with the agreements set forth herein or in the Subordination Agreement and that it shall recognize all rights granted hereby to the Facility Secured Parties, the ABL Secured Parties and the Second Lien Creditors .

Each of the undersigned acknowledges and agrees that, (i) although it has signed this Acknowledgement and Agreement, it is not a party to the Subordination Agreement and does not and will not receive any right, benefit, priority or interest under or because of the existence of or adherence and agreement to the Subordination Agreement, (ii) any breach by the undersigned of any of its obligations under the Subordination Agreement or this Acknowledgment and Agreement will constitute an Event of Default under the terms of each of the ABL Agreement and the Facility Agreement, (iii) it will cause each future direct or indirect subsidiary of Endologix that is a Grantor with respect to the First Lien Obligations to execute and deliver an acknowledgment and agreement to this Subordination Agreement in substantially the same form as this Acknowledgment and Agreement, and (iv) the terms of the Subordination Agreement shall not give any Grantor, nor modify any, substantive rights vis-à-vis any ABL Secured Party or any Facility Secured Party, nor modify any obligations or liabilities owing to such ABL Secured Party or such Facility Secured Party by such Grantor, under any instrument, document, agreement or arrangement, and (x) as between the ABL Secured Parties and the Grantor, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (y) as between the Facility Secured Parties and the Grantors, the Facility Documents remain in full force and effect as written and are in no way modified hereby and (z) as between the Second Lien Creditors and Endologix, the Second Lien Documents remain in full force and effect as written and are in no way modified hereby.

[SIGNATURE PAGE FOLLOWS]

Acknowledged and agreed:	ENDOLOGIX, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

CVD/RMS ACQUISITION CORP., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

NELLIX, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR, INC., a California corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

ENDOLOGIX CANADA, LLC, a Delaware limited liability company

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

TRIVASCULAR SALES LLC, a Texas limited liability company

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By: /s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer